UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 10, 2010

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On October 10, 2010, VIVUS, Inc. (the “Company”) presented six poster presentations at the 28th Annual Scientific Meeting of The Obesity Society in San Diego, California.  The posters are entitled as follows:

• Low-Dose, Controlled-Release Phentermine/Topiramate Reduces Hunger and Increases Satiety, Leading to Weight Loss in Overweight/Obese Adults;

• Clinically Meaningful Weight-Loss Outcomes With Low-Dose, Controlled-Release Phentermine/Topiramate in Overweight/Obese Patients;

• Low-Dose, Controlled-Release Phentermine/Topiramate Reduces Adiposity, Improves Cardiometabolic Risk in Overweight/Obese Patients;

• Low-Dose, Controlled-Release Phentermine/Topiramate for Weight Loss and Management of Type 2 Diabetes Mellitus;

• Weight Loss With Once-Daily, Low-Dose, Controlled-Release Phentermine/Topiramate Improves Plasma Alanine Transaminase Concentrations; and

• Improvements in Quality of Life With Low-Dose, Controlled-Release Phentermine/Topiramate in Overweight/Obese Subjects.

A graphical representation of each poster (including the reproduction of the contents) presented by the Company are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, respectively.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1

Poster entitled, “Low-Dose, Controlled-Release Phentermine/Topiramate Reduces Hunger and Increases Satiety, Leading to Weight Loss in Overweight/Obese Adults” and a reproduction of the contents thereof.

99.2	Poster entitled, “Clinically Meaningful Weight-Loss Outcomes With Low-Dose, Controlled-Release Phentermine/Topiramate in Overweight/Obese Subjects” and a reproduction of the contents thereof.
99.3	Poster entitled, “Low-Dose, Controlled-Release Phentermine/Topiramate Reduces Adiposity, Improves Cardiometabolic Risk in Overweight/Obese Patients” and a reproduction of the contents thereof.
99.4	Poster entitled, “Low-Dose, Controlled-Release Phentermine/Topiramate for Weight Loss and Management of Type 2 Diabetes Mellitus” and a reproduction of the contents thereof.
99.5	Poster entitled, “Weight Loss With Once-Daily, Low-Dose, Controlled-Release Phentermine/Topiramate Improves Plasma Alanine Transaminase Concentrations” and a reproduction of the contents thereof.
99.6	Poster entitled, “Improvements in Quality of Life With Low-Dose, Controlled-Release Phentermine/Topiramate in Overweight/Obese Subjects” and a reproduction of the contents thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ John L. Slebir
John L. Slebir
General Counsel

Date:  October 11, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1

Poster entitled, “Low-Dose, Controlled-Release Phentermine/Topiramate Reduces Hunger and Increases Satiety, Leading to Weight Loss in Overweight/Obese Adults” and a reproduction of the contents thereof.

99.2	Poster entitled, “Clinically Meaningful Weight-Loss Outcomes With Low-Dose, Controlled-Release Phentermine/Topiramate in Overweight/Obese Subjects” and a reproduction of the contents thereof.
99.3	Poster entitled, “Low-Dose, Controlled-Release Phentermine/Topiramate Reduces Adiposity, Improves Cardiometabolic Risk in Overweight/Obese Patients” and a reproduction of the contents thereof.
99.4	Poster entitled, “Low-Dose, Controlled-Release Phentermine/Topiramate for Weight Loss and Management of Type 2 Diabetes Mellitus” and a reproduction of the contents thereof.
99.5	Poster entitled, “Weight Loss With Once-Daily, Low-Dose, Controlled-Release Phentermine/Topiramate Improves Plasma Alanine Transaminase Concentrations” and a reproduction of the contents thereof.
99.6	Poster entitled, “Improvements in Quality of Life With Low-Dose, Controlled-Release Phentermine/Topiramate in Overweight/Obese Subjects” and a reproduction of the contents thereof.